DEAR SHAREHOLDER:

Like nearly all fixed-income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995.

Although the Federal Reserve Board did not reduce short-term interest rates until July 6, long-term interest rates--which are driven by market forces--had been falling for some time based on positive underlying market fundamentals. And when interest rates fall, bonds generally appreciate in value. As a result, most bond markets, including the municipal bond market, have had a strong year thus far.

INVESTMENT BREAKDOWN:
THE NEW YORK TAX-EXEMPT INCOME
FUND, INC. AS OF 10/31/95(3)


64.4%      AAA
12.1%      AA
 6.5%      A
 9.2%      BBB
 7.8%      BB


During the past 12 months, your Fund's total return at net asset value was 12.12%. And the Fund continued to provide shareholders the benefit of tax-free income, with a dividend return of 6.61% for the month ended October 31, 1995.(1) For New York State residents in certain tax brackets, this tax-free yield would be equivalent to a taxable yield of 11.18%.(2)

One development that has sparked some concern among municipal investors, however, is the discussion in Congress regarding possible changes to the income tax system. There are several proposals to create a "flat" income tax, in which the level of taxation would be changed to the same percentage for all taxpayers in exchange for fewer tax deductions. Other proposals would exclude all dividends and interest from taxation. If any of these proposals were to be enacted, the relative advantage of municipal bonds over taxable bonds could diminish or be eliminated. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform that would adversely affect municipal securities in the near future are quite low and that the more likely scenario will be modifications to the existing tax structure.

Currently, we believe municipal bonds are trading at very attractive levels relative to taxable investments. Typically, we would expect long-term municipal bonds to provide yields of about 80% of taxable bonds. Recently, however, municipal bonds were trading at yields of more than 90% of taxable securities. Couple that with inflation of only about 3%, and it becomes clear why we believe municipal bonds have produced some of the best real, inflation-adjusted returns in some time.

Although the economy has shown a variety of mixed signals recently, we believe the Federal Reserve Board will not return to a tightening policy again in the near future, because the U.S. economy appears to be in a moderate growth period with subdued inflation. As a result, we do not expect the bond market to weaken anytime soon and continue to be optimistic about municipal bonds.

Thank you for your confidence in OppenheimerFunds, and we look forward to helping you to reach your investment goals in the future.

Sincerely,


/s/ JAMES C. SWAIN
------------------
James C. Swain
Chairman
The New York Tax-Exempt
Income Fund, Inc.

/s/ JON S. FOSSEL
-----------------
Jon S. Fossel
President
The New York Tax-Exempt
Income Fund, Inc.

November 21, 1995






1. Total return is based on the change in net asset value per share from 10/31/94 to 10/31/95, without deducting any brokerage costs. Dividend yield is determined by annualizing the October 1995 dividend of $0.053 and dividing by the closing price on the American Stock Exchange of $9.625 per share on 10/2/95 (payment date). Past performance does not guarantee future results.

2. Assumes a combined effective tax bracket of 40.86% for New York State residents, using the 36% federal and the maximum New York state income tax rates, applied to the switch between taxable and nontaxable investments. A portion of the Fund's distributions may be subject to income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax.

3. Credit allocations and portfolio composition are subject to change. Chart is based on total investments at market value rather than net assets.

STATEMENT OF INVESTMENTS October 31, 1995
The New York Tax-Exempt Income Fund, Inc.

                                                            Ratings:                            Market
                                                      Moody's/S&P's/Fitch's      Face           Value
                                                           (Unaudited)          Amount        See Note 1
                                                         ---------------      ----------      -----------
MUNICIPAL BONDS AND NOTES -- 94.6%
NEW YORK -- 88.1%
Babylon, New York Industrial Development Agency
  Resource Recovery Revenue Bonds, Ogden Martin
  Systems, Inc., Series C, 8.50%, 1/1/19...........      Aaa/BBB+             $  985,000      $ 1,120,396
City of New York General Obligation Bonds,
  Prerefunded, Series A, 8.75%, 11/1/15............      Aaa/AAA               1,000,000        1,105,721
City of New York General Obligation Bonds, Series
  D, 7.50%, 2/1/19.................................      Baa1/BBB+             1,300,000        1,428,673
City of New York Health & Hospital Corp. Revenue
  Refunding Bonds, Series A, AMBAC Insured, Inverse
  Floater, 7.19%, 2/15/23 (1)......................      Aaa/AAA/AAA           1,000,000          916,771
City of New York Municipal Water Finance Authority
  Water & Sewer System Revenue Bonds, Prerefunded,
  Series A, 9%, 6/15/17............................      Aaa/AAA                 500,000          548,813
Dormitory Authority of the State of New York
  Revenue Bonds, Judicial Facilities Lease,
  Escrowed to Maturity, BIG Insured, 7.375%,
  7/1/16...........................................      Aaa/AAA                 250,000          291,873
Dormitory Authority of the State of New York
  Revenue Refunding Bonds, Long Island Jewish
  Medical Center, Series A, FHA Insured,
  7.75%, 8/15/27...................................      Aa/AAA                1,000,000        1,080,153
Metropolitan Transportation Authority of New York
  Revenue Bonds, Transportation Facilities Service
  Contracts, Prerefunded, Series 1, 8.50%,
  7/1/17...........................................      Aaa/AAA                 500,000          545,843
Municipal Assistance Corp. for the City of New York
  Revenue Bonds, Series 61, MBIA Insured,
  6.875%, 7/1/07...................................      Aaa/AAA                 500,000          532,071
Municipal Assistance Corp. for the City of New York
  Revenue Bonds, Series 62, 6.90%, 7/1/07..........      Aa/AA-/AA               500,000          529,053
New York State Energy Research & Development
  Authority Electric Facilities Revenue Bonds, Long
  Island Lighting Co., Series C, 6.90%, 8/1/22.....      Ba1/BB+               1,300,000        1,313,931
New York State Energy Research & Development
  Authority Gas Facilities Revenue Bonds, Brooklyn
  Union Gas Co. Project, Series D, MBIA Insured,
  Inverse Floater, 7.133%, 7/8/26 (1)..............      Aaa/AAA/A             1,000,000          898,584

The New York Tax-Exempt Income Fund, Inc.

                                                            Ratings:                            Market
                                                      Moody's/S&P's/Fitch's      Face           Value
                                                           (Unaudited)          Amount        See Note 1
                                                         ---------------      ----------      -----------
MUNICIPAL BONDS AND NOTES (CONTINUED)
NEW YORK (CONTINUED)
New York State Energy Research & Development
  Authority Pollution Control Revenue Bonds,
  Rochester Gas & Electric Co. Project, Series C,
  8.375%, 12/1/28..................................      Baa1/BBB+            $  250,000      $   276,862
New York State General Obligation Refunding Bonds,
  9.875%, 11/15/05.................................      A/A-/A+                 400,000          554,206
New York State Housing Finance Agency Revenue
  Bonds, State University Construction Project,
  Prerefunded, Series A, 8.30%, 5/1/18.............      Aaa/AAA                 750,000          826,329
New York State Housing Finance Agency Service
  Contract Obligation Revenue Bonds, Prerefunded,
  Series A, 7.375%, 9/15/21........................      Aaa/AAA                 575,000          673,114
New York State Local Assistance Corp. Revenue
  Bonds, Prerefunded, Series B, 7.375%, 4/1/12.....      Aaa/AAA                 140,000          161,831
New York State Medical Care Facilities Finance
  Agency Revenue Bonds, Bronx-Lebanon Hospital,
  Series A, BIG Insured, 7.10%, 2/15/27............      Aaa/AAA               1,000,000        1,045,843
New York State Medical Care Facilities Finance
  Agency Revenue Bonds, Mental Health Services
  Facilities Improvement Project, Prerefunded,
  Series A, 8.875%, 8/15/07........................      Aaa/AAA                 155,000          170,978
New York State Medical Care Facilities Finance
  Agency Revenue Bonds, Mental Health Services
  Facilities Improvement Project, Series A,
  8.875%, 8/15/07..................................      Baa1/BBB+               345,000          374,594
New York State Medical Care Facilities Finance
  Agency Revenue Bonds, Richland Memorial Hospital
  & Nursing Home Mtg., Series B, FHA Insured,
  9.125%, 2/15/25..................................      Aa/AA                   210,000          212,883
New York State Mtg. Agency Revenue Bonds, Inverse
  Floater, 5.687%, 10/1/24 (1).....................      Aa/NR                 1,000,000          767,535
New York State Mtg. Agency Revenue Bonds, Ninth
  Series E, 8.375%, 4/1/18.........................      Aa/NR                   655,000          679,331
New York State Power Authority Revenue Bonds,
  Prerefunded, Series V, 8%, 1/1/17................      NR/AA                   500,000          549,809
New York State Power Authority Revenue Refunding
  Bonds, Series V, MBIA Insured, 7.875%, 1/1/13....      Aaa/AAA                 450,000          493,232

The New York Tax-Exempt Income Fund, Inc.

                                                            Ratings:                            Market
                                                      Moody's/S&P's/Fitch's      Face           Value
                                                           (Unaudited)          Amount        See Note 1
                                                         ---------------      ----------      -----------
MUNICIPAL BONDS AND NOTES (CONTINUED)
NEW YORK (CONTINUED)
New York State Urban Development Corp. Revenue
  Refunding Bonds, Correctional Facilities Capital
  Project, Prerefunded, 8%, 1/1/06.................      Aaa/NR               $1,000,000      $ 1,026,697
Onondaga County, New York Resources Recovery Agency
  Revenue Bonds, Resources Recovery Facilities
  Project, 7%, 5/1/15..............................      Baa/NR/A-               900,000          921,376
Suffolk County, New York General Obligation Bonds,
  Prerefunded, FGIC Insured, 7.10%, 7/15/10........      Aaa/AAA/AAA             510,000          545,922
Suffolk County, New York General Obligation
  Refunding Bonds, AMBAC Insured, 10%, 11/1/02.....      Aaa/AAA/AAA             250,000          326,346
Triborough Bridge & Tunnel Authority of New York
  General Purpose Revenue Bonds, Prerefunded,
  Series K, 8.25%, 1/1/17..........................      Aaa/AAA               1,040,000        1,110,531
                                                                                              -----------
                                                                                               21,029,301
U.S. POSSESSIONS -- 6.5%
Puerto Rico Electric Power Authority Revenue
  Refunding Bonds, Prerefunded, Series K,
  9.375%, 7/1/17...................................      Aaa/AAA               1,000,000        1,106,442
Puerto Rico Industrial, Medical & Environmental
  Pollution Control Revenue Bonds, American
  Airlines, Inc. Project, Series A, 8.75%,
  12/1/25..........................................      Baa1/BB+                435,000          445,059
                                                                                              -----------
                                                                                                1,551,501
                                                                                              -----------
Total Investments, at Value (Cost $21,377,218)..........................           94.6%       22,580,802
Other Assets Net of Liabilities.........................................             5.4        1,298,475
                                                                              ==========      ===========
Net Assets..............................................................          100.0%      $23,879,277
                                                                              ==========      ===========

(1) Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $2,582,890 or 10.8% of the Fund's net assets at October 31, 1995.

As of October 31, 1995, securities subject to the alternative minimum tax amounted to $3,191,500 or 13.4% of the Fund's net assets.

See accompanying Notes to Financial Statements.

The New York Tax-Exempt Income Fund, Inc.

    Distribution of investments by industry, as a percentage of total investments at value, is as follows:

                                                                           Market
                                   Industry                                 Value          Percent
        --------------------------------------------------------------   -----------       -----
        Utilities.....................................................   $ 4,740,068        21.0%
        General Obligation Bonds......................................     3,960,868        17.5
        Housing.......................................................     3,146,677        14.0
        Hospitals.....................................................     2,721,069        12.1
        Pollution Control.............................................     2,489,377        11.0
        Transportation................................................     1,656,374         7.3
        Lease/Rental..................................................     1,372,026         6.1
        Special Tax Bonds.............................................     1,061,124         4.7
        Education.....................................................       826,329         3.6
        Industrial Development........................................       445,059         2.0
        Revenue Bonds.................................................       161,831         0.7
                                                                         -----------       -----
                                                                         $22,580,802       100.0%
                                                                         ===========       =====

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value (cost $21,377,218) -- see accompanying statement..................   $22,580,802
Cash....................................................................................         3,317
Receivables:
  Investments sold......................................................................       961,068
  Interest..............................................................................       491,825
Other...................................................................................         8,979
                                                                                           -----------
    Total assets........................................................................    24,045,991
                                                                                           -----------
LIABILITIES:
Payables and other liabilities:
  Dividends.............................................................................       129,255
  Shareholder reports...................................................................        17,299
  Transfer agent and accounting services fees -- Note 4.................................         5,669
  Directors' fees.......................................................................            52
  Other.................................................................................        14,439
                                                                                           -----------
    Total liabilities...................................................................       166,714
                                                                                           -----------
NET ASSETS..............................................................................   $23,879,277
                                                                                           ===========
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock....................................................        24,388
Additional paid-in capital..............................................................    22,604,843
Undistributed net investment income.....................................................        53,705
Accumulated net realized loss from investment transactions..............................        (7,243)
Net unrealized appreciation on investments -- Note 3....................................     1,203,584
                                                                                           -----------
NET ASSETS -- Applicable to 2,438,782 shares of capital stock outstanding...............   $23,879,277
                                                                                           ===========

NET ASSET VALUE PER SHARE...............................................................   $      9.79
                                                                                                  ====

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1995
The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME -- Interest............................................................   $1,731,586
                                                                                            ----------
EXPENSES:
Management fees -- Note 4................................................................      115,784
Shareholder reports......................................................................       29,417
Transfer agent and accounting service fees -- Note 4.....................................       26,135
Legal and auditing fees..................................................................        7,565
Directors' fees and expenses.............................................................        4,545
Insurance expenses.......................................................................        2,624
Registration and filing fees.............................................................        7,204
Other....................................................................................        9,460
                                                                                            ----------
    Total expenses.......................................................................      202,734
Less expenses paid indirectly............................................................       (2,800)
                                                                                            ----------
    Total net expenses...................................................................      199,934
                                                                                            ----------
NET INVESTMENT INCOME....................................................................    1,531,652
                                                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments.........................................................       (2,641)
Net change in unrealized appreciation or depreciation on investments.....................    1,126,994
                                                                                            ----------
NET REALIZED AND UNREALIZED GAIN.........................................................    1,124,353
                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................   $2,656,005
                                                                                            ==========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
The New York Tax-Exempt Income Fund, Inc.

                                                                                Year Ended October 31,
                                                                              --------------------------
                                                                                 1995           1994
                                                                              -----------    -----------
OPERATIONS:
Net investment income......................................................   $ 1,531,652    $ 1,558,615
Net realized loss..........................................................        (2,641)        (2,690)
Net change in unrealized appreciation or depreciation......................     1,126,994     (2,847,845)
                                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from operations..........     2,656,005     (1,291,920)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income.......................................    (1,541,374)    (1,569,169)
Distributions in excess of net realized gain...............................            --       (598,198)

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in reinvestment of dividends
  and distributions -- Note 2..............................................       296,884        410,642
                                                                              -----------    -----------
    Total increase (decrease)..............................................     1,411,515     (3,048,645)

NET ASSETS:
Beginning of period........................................................    22,467,762     25,516,407
                                                                              -----------    -----------
End of period (including undistributed net investment income of $53,705 and
  $67,276, respectively)...................................................   $23,879,277    $22,467,762
                                                                              ===========    ===========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                                                                                 Eleven
                                                                                                                 Months
                                                                   Year Ended October 31,                         Ended
                                                   -------------------------------------------------------     October 31,
                                                    1995        1994        1993        1992        1991         1990(2)
                                                   -------     -------     -------     -------     -------     -----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period...........    $  9.33     $ 10.77     $ 10.37     $ 10.22     $  9.78       $ 10.00
                                                   -------     -------     -------     -------     -------     ---------
Income (loss) from investment operations:
 Net investment income before cumulative effect
   of a change in accounting principle.........        .63         .65         .66         .65         .64           .57
 Cumulative effect of a change in the method of
   accounting for registration and initial
   public offering costs.......................         --          --          --          --          --            --
 Net realized and unrealized gain (loss) on
   investments.................................        .47       (1.18)        .55         .18         .47          (.12)
                                                   -------     -------     -------     -------     -------     ---------
   Total income (loss) from investment
    operations.................................       1.10        (.53)       1.21         .83        1.11           .45
                                                   -------     -------     -------     -------     -------     ---------
Dividends and distributions to shareholders:
 Dividends from net investment income..........       (.64)       (.66)       (.74)       (.64)       (.64)         (.56)
 Distributions from net realized gain on
   investments.................................         --          --        (.07)       (.04)       (.03)         (.11)
 Distributions in excess of net realized gain
   on investments..............................         --        (.25)         --          --          --            --
                                                   -------     -------     -------     -------     -------     ---------
   Total dividends and distributions to
    shareholders...............................       (.64)       (.91)       (.81)       (.68)       (.67)         (.67)
Registration and initial public offering
 costs.........................................         --          --          --          --          --            --
                                                   -------     -------     -------     -------     -------     ---------
Net asset value, end of period.................    $  9.79     $  9.33     $ 10.77     $ 10.37     $ 10.22       $  9.78
                                                   =======     =======     =======     =======     =======     =========
Market value, end of period....................    $  9.63     $  9.50     $ 12.63     $ 10.88     $ 10.00       $  9.13
TOTAL RETURN, AT MARKET VALUE(3)...............       8.32%     (17.70)%     25.11%      16.09%      17.19%         5.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......    $23,879     $22,468     $25,516     $24,266     $23,713       $22,705
Average net assets (in thousands)..............    $23,143     $23,852     $24,936     $24,042     $23,101       $22,847
Number of shares outstanding at end of period
 (in thousands)................................      2,439       2,408       2,369       2,340       2,321         2,321
Ratios to average net assets:
 Net investment income.........................       6.62%       6.53%       6.26%       6.32%       6.43%         6.33%(4)
 Expenses(5)...................................        .88%        .87%        .84%        .97%        .97%         1.12%(4)
Portfolio turnover rate(6).....................         12%          6%         28%          9%          2%            4%

                                                                                   Period
                                                   Year Ended November 30,          Ended
                                                                                  November
                                                 ---------------------------         30,
                                                    1989            1988           1987(1)
                                                 -----------     -----------     -----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period...........    $    9.92       $    9.51       $  9.35
                                                 -----------     -----------     ---------
Income (loss) from investment operations:
 Net investment income before cumulative effect
   of a change in accounting principle.........          .62             .61           .04
 Cumulative effect of a change in the method of
   accounting for registration and initial
   public offering costs.......................          .03              --            --
 Net realized and unrealized gain (loss) on
   investments.................................          .24             .47           .12
                                                 -----------     -----------     ---------
   Total income (loss) from investment
    operations.................................          .89            1.08           .16
                                                 -----------     -----------     ---------
Dividends and distributions to shareholders:
 Dividends from net investment income..........         (.63)           (.59)           --
 Distributions from net realized gain on
   investments.................................         (.06)           (.08)           --
 Distributions in excess of net realized gain
   on investments..............................           --              --            --
                                                 -----------     -----------     ---------
   Total dividends and distributions to
    shareholders...............................         (.69)           (.67)           --
Registration and initial public offering
 costs.........................................         (.12)             --            --
                                                 -----------     -----------     ---------
Net asset value, end of period.................    $   10.00       $    9.92       $  9.51
                                                 ===========     ===========     =========
Market value, end of period....................    $    9.25       $    9.38       $ 10.25
TOTAL RETURN, AT MARKET VALUE(3)...............         5.70%          (2.06)%         .25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......    $  23,203       $  23,004       $21,973
Average net assets (in thousands)..............    $  23,108       $  22,132       $15,294
Number of shares outstanding at end of period
 (in thousands)................................        2,321           2,318         2,311
Ratios to average net assets:
 Net investment income.........................         6.57%           6.27%         4.02%(4)
 Expenses(5)...................................         1.34%           1.53%         1.46%(4)
Portfolio turnover rate(6).....................           24%             45%           35%

(1) For the period from October 15, 1987 (commencement of operations) to November 30, 1987.
(2) On April 7, 1990, Oppenheimer Management Corporation became the investment advisor to the Fund.
(3) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.
(4) Annualized.
(5) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(6) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $2,714,414 and $3,365,328, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
The New York Tax-Exempt Income Fund, Inc.

    1. SIGNIFICANT ACCOUNTING POLICIES

    The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

    Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

    Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $886, which will expire in 2002.

    Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

    Classification of Distributions to Shareholders -- Net investment income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the year ended October 31, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1995, amounts have been reclassified to reflect a decrease in undistributed net investment income of $3,849. Accumulated net realized loss from investment transactions was decreased by the same amount.

    Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and

The New York Tax-Exempt Income Fund, Inc.

    losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

    The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

    2. CAPITAL STOCK

    The Fund has authorized 250,250,000 shares of $.01 par value capital stock. Of these shares, 236,218 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                                   Year Ended October 31,
                           ---------------------------------------
                                 1995                  1994
                           -----------------     -----------------
                           Shares    Amount      Shares    Amount
                           ------   --------     ------   --------
     Net increase
      from dividends
      and distributions
      reinvested.......... 30,958   $296,884     38,818   $410,642

    3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

    At October 31, 1995, net unrealized appreciation on investments of $1,203,584 was composed of gross appreciation of $1,623,101, and gross depreciation of $419,517.

    4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .50% on the Fund's average annual net assets.

    The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

    Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

    Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The New York Tax-Exempt Income Fund, Inc.

         5. QUARTERLY RESULTS OF OPERATIONS: (UNAUDITED)

                                                                                       Net Increase
                                                              Net Realized and        (Decrease) in
                                               Net             Unrealized Gain          Net Assets
                                           Investment             (Loss) on           Resulting from
                                             Income              Investments            Operations            Market Price
                                         ---------------      -----------------      ----------------            on ASE
                                         Total      Per        Total      Per         Total      Per       ------------------
                 Quarter ended           (000)     Share       (000)     Share        (000)     Share       High        Low
         -----------------------------   ------    -----      -------    ------      -------    -----      -------    -------
         October 31, 1995.............   $  384    $.16       $   251    $  .10      $   635    $ .26      $ 10.25    $  9.50
         July 31, 1995................      379     .15            98       .05          477      .20        10.38       9.63
         April 30, 1995...............      377     .16           774       .32        1,151      .48        10.00       9.25
         January 31, 1995.............      392     .16             1       .00          393      .16         9.50      8.875
                                         ------    ----       -------    ------      -------    -----
             Totals...................   $1,532    $.63       $ 1,124    $  .47      $ 2,656    $1.10
                                         ======    ====       =======    ======      =======    =====
         October 31, 1994.............   $  400    $.17       $  (951)   $ (.39)     $  (551)   $(.22)       10.00       9.25
         July 31, 1994................      402     .17           (12)      .00          390      .17        10.25       9.50
         April 30, 1994...............      375     .15        (1,836)     (.77)      (1,461)    (.62)       11.75      9.875
         January 31, 1994.............      382     .16           (52)     (.02)         330      .14       12.625      11.25
                                         ------    ----       -------    ------      -------    -----
             Totals...................   $1,559    $.65       $(2,851)   $(1.18)     $(1,292)   $(.53)
                                         ======    ====       =======    ======      =======    =====
         October 31, 1993.............   $  377    $.16       $   344    $  .15      $   721    $ .31       12.875      12.00
         July 31, 1993................      399     .17            64       .03          463      .20        12.50     11.375
         April 30, 1993...............      383     .16           370       .16          753      .32        12.25      11.00
         January 31, 1993.............      397     .17         2,481       .21        2,878      .38        11.50     10.125
                                         ------    ----       -------    ------      -------    -----
             Totals...................   $1,556    $.66       $ 3,259    $  .55      $ 4,815    $1.21
                                         ======    ====       =======    ======      =======    =====

INDEPENDENT AUDITORS' REPORT
The New York Tax-Exempt Income Fund, Inc.

The Board of Directors and Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The New York Tax-Exempt Income Fund, Inc. as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1995 and 1994 and the financial highlights for the period December 1, 1989 to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period October 15, 1987 (commencement of operations) to November 30, 1989 were audited by other auditors whose report dated January 4, 1990, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The New York Tax-Exempt Income Fund, Inc. at October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 21, 1995

FEDERAL INCOME TAX INFORMATION (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended October 31, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

SHAREHOLDER MEETING (Unaudited)

On May 3, 1995, an annual shareholder meeting was held at which the three Directors identified below were elected and the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1994 was ratified (Proposal No. 1). In addition, the terms of office of the following Directors continued after the meeting: Messrs. Robert G. Avis, William A. Baker, Charles Conrad, Jr., Jon S. Fossel, Raymond J. Kalinowski and James C. Swain. The following is a report of the votes cast:

                     Nominee                             For          Against      Abstained         Total
-------------------------------------------------   -------------    ----------    ----------    -------------
DIRECTORS
C. Howard Kast...................................   1,583,320.875    45,071.215    11,592.000    1,639,984.090
Robert M. Kirchner...............................   1,583,320.875    45,071.215    11,592.000    1,639,984.090
Ned M. Steel.....................................   1,583,320.875    45,071.215    11,592.000    1,639,984.090

                    Proposal                             For          Against      Abstained         Total
-------------------------------------------------   -------------    ----------    ----------    -------------
Proposal No. 1...................................   1,587,945.097     7,761.220    44,277.773    1,639,984.090

SUMMARY OF GENERAL INFORMATION

    GENERAL INFORMATION CONCERNING THE FUND

    The New York Tax-Exempt Income Fund, Inc. (the Fund) is a closed-end investment company whose shares trade on the American Stock Exchange (the
    ASE). The Fund seeks to provide high current income which is free from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. The investment advisor (the Manager) of the Fund is Oppenheimer Management Corporation.

    The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. During the past six years, Mr. Patterson has also served as an officer and portfolio manager for certain mutual funds managed by the Manager (Oppenheimer funds).

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the
    Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

    Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

    Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent

    Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

    There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

    The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374. Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

    SHAREHOLDER INFORMATION

    Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading "Closed-End Bond Funds".

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

Officers and Directors
James C. Swain, Chairman and Chief
  Executive Officer
Robert G. Avis, Director
William A. Baker, Director
Charles Conrad, Jr., Director
Jon S. Fossel, Director and President
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Ned M. Steel, Director
Andrew J. Donohue, Vice President
Robert E. Patterson, Vice President
George C. Bowen, Vice President,
  Secretary and Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor
Oppenheimer Management Corporation

Transfer Agent and Registrar
Shareholder Financial Services, Inc.

Custodian of Portfolio Securities
Citibank, N.A.

Independent Auditors
Deloitte & Touche LLP

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.

This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc. It does not offer for sale or solicit orders to buy any securities.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

RA0875.001.1295 [LOGO] Printed on recycled paper

               1995 ANNUAL REPORT

               THE
               NEW YORK
               TAX-EXEMPT
               INCOME
               FUND, INC.

               OCTOBER 31, 1995

     [OPPENHEIMERFUNDS LOGO]